SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                                   reported):
                                  April 7, 2003

                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


         DELAWARE                     1-4717                44-0663509
----------------------------   ------------------   ----------------------------
(State or other jurisdiction    (Commission file    (IRS Employer Identification
    of incorporation)                 number)                   Number)


                427 West 12th Street, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                                (816) 983 - 1303


                                 Not Applicable
          (Former name or former address if changed since last report)

Item 7.    Financial Statements and Exhibits

(c)        Exhibits

           Exhibit No.     Document
           (99)            Additional Exhibits

           99.1 Press Release issued by Kansas City Southern dated April 7, 2003 entitled, "KCS Announces First Quarter Earnings Release Date, Conference Call Details," is attached hereto as Exhibit 99.1


Item 9.    Regulation FD Disclosure

Kansas City Southern ("KCS" or "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS news release, dated April 7, 2003, announcing the date, time and other relevant information regarding the Company's first quarter meeting and conference call of its financial results for the three months ended March 31, 2003.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Kansas City Southern


Date: April 8, 2003              By:         /s/  Louis G. Van Horn
                                    -------------------------------------------
                                                Louis G. Van Horn
                                         Vice President and Comptroller
                                         (Principal Accounting Officer)

EXHIBIT 99.1

     KANSAS CITY SOUTHERN                                          PRESS RELEASE
     427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105          NYSE SYMBOL: KSU

     Date:                 April 7, 2003

     Media Contact:        William H. Galligan, 816-983-1551 or
                           william.h.galligan@kcsr.com



   KCS Announces First Quarter Earnings Release Date, Conference Call Details

Kansas City Southern (KCS) (NYSE:KSU) will report financial results for First Quarter 2003 on Tuesday, April 29, prior to the opening of trading on the New York Stock Exchange.

KCS management will discuss the Company's first quarter results via a telephone conference on Tuesday, April 29 at 1:00 eastern time. Shareholders and interested parties are invited to participate by calling 1-800-955-1795 (U.S. and Canada) or 1-706-643-0096 (International). A replay of the conference call will be available by calling 1-800-642-1687 (U.S./Canada) or 1-706-645-9291 (International), Conference ID: 9638919. The replay will be available after the conference and can be accessed from April 29 through May 7. The accompanying slides to the presentation will be available on the KCS website, www.kcsi.com, immediately prior to the telephone conference.

KCS is comprised of, among others, The Kansas City Southern Railway Company
(KCSR) and equity investments in Grupo TFM, Southern Capital Corporation and Panama Canal Railway Company.